                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 12, 1999
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                        (Date of earliest event reported)


                            TRANS WORLD GAMING CORP.
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             (Exact name of registrant as specified in its charter)


         NEVADA                       0-25244                 13-3738518
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
   of incorporation)                                       Identification No.)


  ONE PENN PLAZA, SUITE 1503, NEW YORK, NEW YORK              10119-0002
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    (Address of principal executive offices)                   (Zip Code)


                                 (212) 563-3355
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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        (Former name, former address and former fiscal year, if changed since last report)


                                   Page 1 of 3
                         Exhibit Index appears on Page 2


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ITEM 5.       OTHER EVENTS

         On July 12, 1999, the Registrant issued a press release (See Exhibit 99.1) describing the appointment of Mr. Rami S. Ramadan as its new Chief Executive Officer with Chief Financial Officer responsibilities, pursuant to the Employment Agreement between the Company and Mr. Ramadan dated June 23, 1999 (See Exhibit 10.1), the resignation of Mr. Stanley Kohlenberg, the Registrant's former Chief Executive Officer (See Exhibit 99.2), and the impending resignation of Mr. Dominick Valenzano, the Registrant's Chief Financial Officer. Each of Mr. Kohlenberg and Mr. Valenzano has entered into severance agreements with the Registrant effective as of June 23, 1999 and July 12, 1999, respectively. (See Exhibits 10.2 and 10.3, respectively).

         On June 30, 1999, as a result of a voter mandate passed in November 1996 by residents of certain parishes in Louisiana, the Registrant closed its two gaming establishments at truck stops in Louisiana, which included (i) an establishment located at the 76 Plaza in Lafayette, Louisiana known as the "Gold Coin" (formerly known as the Gold Nugget), and (ii) the Toledo Palace, which was established and licensed at a truck stop located in DeRidder, Louisiana, known as the Woodlands Travel Plaza (the "Woodlands"). The Company owns real property at the Woodlands for which it is actively seeking a buyer.


ITEM 7.       EXHIBITS


              Exhibit Number                   Description
              --------------                   -----------
              10.1                Employment Agreement for Rami S. Ramadan dated
                                  June 23, 1999.

              10.2 Severance Agreement for Stanley Kohlenberg dated June 23, 1999.

              10.3 Severance Agreement for Dominick Valenzano dated July 12, 1999.

              99.1                Press release dated July 12, 1999.

              99.2 Letter of Resignation from Stanley Kohlenberg dated June 30, 1999.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TRANS WORLD GAMING CORP.



Date: July 13, 1999.              By: /s/ Rami S. Ramadan
                                     -----------------------
                                     Rami S. Ramadan
                                     Chief Executive Officer


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